EXHIBIT 10.13








                          ONESOURCE TECHNOLOGIES, INC.



                           INVESTOR'S RIGHTS AGREEMENT





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               TABLE OF CONTENTS

                                                                                Page
I.  GENERAL                                                                      1
           1.1       Definitions                                                 1

II.  REGISTRATION; RESTRICTIONS ON TRANSFER                                      3
           2.1       Restrictions on Transfer                                    3
           2.2       Demand Registration                                         4
           2.3       Piggyback Registration                                      5
           2.4       Form S-3 Registration                                       6
           2.5       Expenses of Registration                                    7
           2.6       Registration Procedures                                     7
           2.7       Termination of Registration Rights                          8
           2.8       Delay of Registration                                       8
           2.9       Indemnification                                             8
           2.10      Assignment of Registration Rights                          10
           2.11      Amendment of Registration Rights                           10
           2.12      Limitation on Subsequent Registration Rights               10
           2.13      Suspension of Sales under Certain Circumstances            11
           2.14      Information by Holder                                      11
           2.15      Current Public Information                                 11
           2.16      No Inconsistent Agreements                                 11

III.  COVENANTS OF THE COMPANY                                                  12
           3.1       Basic Financial Information and Reporting                  12
           3.2       Inspection Rights                                          13
           3.3       Confidentiality of Records                                 13
           3.5       Expense Reimbursement                                      13
           3.6       Termination of Covenants                                   13

IV.  LIMITATIONS ON ISSUANCES, RIGHTS OF FIRST REFUSAL                          13
           4.1       Subsequent Offerings                                       13
           4.2       Exercise of Rights                                         13
           4.3       Issuance of Equity Securities to Other Persons             14
           4.4       Termination of Rights of First Refusal                     14
           4.5       Transfer of Rights of First Refusal                        14
           4.6       Excluded Securities                                        14

V.  MISCELLANEOUS                                                               15
           5.1       Governing Law                                              15
           5.2       Survival                                                   15
           5.3       Successors and Assigns                                     15
           5.4       Separability                                               15
           5.5       Amendment and Waiver                                       15
           5.6       Delays or Omissions                                        16
           5.7       Notices                                                    16
           5.8       Attorneys' Fees                                            16
           5.9       Titles and Subtitles                                       16
           5.10      Construction                                               16
           5.11      Entire Agreement                                           17
           5.12      Counterparts                                               17


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                           INVESTOR'S RIGHTS AGREEMENT


           This INVESTOR'S RIGHTS AGREEMENT (the "Agreement") is entered into as of May 26, 1999, by and between OneSource Technologies, Inc., a Delaware corporation (the "Company") and Blackwater Capital Partners II, L.P., a Delaware limited partnership (the "Investor").

                                    RECITALS

           WHEREAS, the Company and the Investor are parties to a Stock Purchase Agreement dated the date hereof (the "Stock Purchase Agreement"); and

           WHEREAS,  pursuant  to  the  Stock  Purchase  Agreement,   Holder  is
acquiring 2,905,828 shares (the "Shares") of the Company's common stock, par value $.001 per share ("Common Stock"); and

           WHEREAS, the Shares will not be registered under the Securities Act of 1933, as amended, or under the securities laws of any state, in reliance upon exemptions from registration thereunder; and

           WHEREAS, the parties desire to enter into this Agreement for the purposes, among others, of providing the registration rights, information rights and a right of first refusal as set forth below.

           NOW,   THEREFORE,   in   consideration   of  the   mutual   promises,
representations, warranties, covenants and conditions set forth herein, the parties mutually agree as follows:

                                   I. GENERAL

           1.1 Definitions . As used in this Agreement the following terms shall have the meanings set forth below:

           "Affiliate" of any Person means any other Person who either directly or indirectly is in control of, is controlled by or is under common control with such Person; provided that for purposes of this definition an investment entity shall be deemed to be controlled by its investment manager, investment advisor or general partner.

           "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of Phoenix are authorized by law, regulation or executive order to close.

           "Equity Securities" means (i) any stock or similar security of the Company, (ii) any security convertible, with or without consideration, into any stock or similar security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any stock or similar security or (iv) any such warrant or right.




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           "Exchange Act" means the Securities  Exchange Act of 1934, as amended
(or any similar successor federal statue), and the rules and regulations thereunder, as the same are in effect from time to time.

           "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

           "Holder" means the Investor or any assignee of record of Registrable Securities owned by the Investor in accordance with Section 2.10 hereof. For the purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder of it.

           "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

           "Register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

           "Registrable Securities" means (i) all shares of the Company's Common Stock issued or issuable to Holder pursuant to the Stock Purchase Agreement as further described in the Recitals hereto; and (ii) any other securities issued as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the shares of Common Stock referred in to (i) above.

           "Registration Expenses" means all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities, printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder and the fees and expenses of any other Person retained by the Company (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

           "Registration Statement" means any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement including post effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.



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           "Securities Act" means the Securities Act of 1933, as amended (or any similar successor federal statue), and the rules and regulations thereunder, as the same are in effect from time to time.

           "Selling   Expenses"  means  all  underwriting   discounts,   selling
commissions and stock transfer taxes applicable to the sale of negotiable securities.

           "SEC" or "Commission" means the Securities and Exchange Commission, or any other United States federal agency at the time administering the Securities Act.

           "Underwritten Offering" means an offering that is registered under the Securities Act in which securities of the Company are sold pursuant to a firm commitment underwriting, to an underwriter at a fixed price for reoffering to the public or pursuant to agency or best efforts arrangements with an underwriter.

                   II. REGISTRATION; RESTRICTIONS ON TRANSFER

           2.1       Restrictions on Transfer.

                     (a) Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.1, provided and to the extent such Section is then applicable and:

                               (i)   There  is  then  in  effect  a Registration
Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                               (ii)   (A) Holder shall have notified the Company
of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                              (iii) Notwithstanding the provisions of paragraphs
(i) and (ii) above, no such Registration Statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners in accordance with partnership interests, or (B) to Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section 2.1 to the same extent as if he were the original Holder hereunder.

                     (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in the Agreement):




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     THE  SECURITIES  REPRESENTED  HEREBY  HAVE NOT BEEN  REGISTERED  UNDER  THE
     SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                     (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                     (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

           2.2       Demand Registration .

                     2.2.1 Upon the written request of Holder at any time after the date one year after the closing of the Company's first Underwritten Offering of Common Stock of the Company made pursuant to an effective Registration Statement under the Securities Act (the "Initial Offering") that the Company file a Registration Statement under the Securities Act covering the registration of Registrable Securities, the Company shall effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that Holder requests to be registered; provided that the number of securities to be registered shall be not less than 50% of the Registrable Securities held by Holder.

                     2.2.2 The Company shall not be obligated to effect more than two (2) registrations pursuant to this Section 2.2.

                     2.2.3 The Company shall not be required to effect a registration pursuant to this Section 2.2 during the period starting with the date of filing of, and ending on the date 90 days following the effective date of the Registration Statement pertaining to the Initial Offering, provided that the Company is making reasonable and good faith efforts to cause such Registration Statement to become effective. In addition, the Company shall not be required to effect a registration pursuant to this Section 2.2 if within 30 days of receipt of a written request from Holder pursuant to Section 2.2.1, the Company gives notice to Holder of the Company's intention to file a Registration Statement for its Initial Offering within 90 days.

                     2.2.4 Notwithstanding the foregoing, if the Company shall furnish to Holder requesting a Registration Statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of Holder; provided that such right to delay a request shall be exercised by the Company no more than twice in any one-year period.



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           2.3 Piggyback  Registration  . If the Company at any time proposes to file a Registration Statement with respect to any class of Equity Securities, whether for its own account (other than a Registration Statement on Form S-4 or S-8, or any successor or substantially similar form or a Registration Statement covering (i) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan or (ii) a dividend reinvestment plan) or for the account of a holder of securities of the Company
pursuant  to   registration   rights  granted  by  the  Company  (a  "Requesting
Securityholder"), then the Company shall in each case give written notice of such proposed filing to Holder at least 30 Business Days before the anticipated filing date of any such Registration Statement by the Company, and such notice shall offer to Holder the opportunity to have any or all of the Registrable Securities held by Holder included in such Registration Statement. If Holder desires to have the Registrable Securities registered under this Section 2.3, Holder must so advise the Company in writing within 20 Business Days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall include in such Registration Statement all the Registrable Securities so requested to be included therein; If Holder decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company, Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                     2.3.1 Underwriting. If the Registration Statement under which the Company gives notice under this Section 2.3 is for an Underwritten Offering, the Company shall so advise Holder. In such event, the right of Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Registrable Securities in the underwriting to the extent provided herein. Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to Holder (or, if Holder has assigned Registrable Securities in accordance with Section 2.10 hereof, Holders on a pro rata basis based on the total number of Registrable Securities held by such Holders); and third, to any stockholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, except that in no event shall the amount of securities of Holder included in the registration be reduced below 30% of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling Stockholders, in which event any or all of the Registrable Securities of Holder may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling Stockholder be included in such registration which would reduce the number of shares which may be included by Holder without the written consent of Holder.

           2.4       Form S-3 Registration .

                     2.4.1 After its Initial Offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form
S-3, in addition to the rights  contained in the  foregoing  provisions  of this
Section 2, Holder shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by Holder).

                     2.4.2 As soon as practicable after receiving written notice of the proposed registration from Holder, effect such registration and all related qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of Holder's Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4: (i) if Form S-3 is not available for such offering by Holder, (ii) if Holder, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000,
(iii) if the Company shall furnish to Holder a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its Stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than 120 days after receipt of the request of Holder under this Section 2.4, or
(iv) if the Company has, within the 12 month period preceding the date of such request, already effected one registration on Form S-3 for Holder pursuant to this Section 2.4.

                     2.4.3 Subject to the foregoing, the Company shall file a Form S-3 Registration Statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of Holder.

           2.5 Expenses of Registration . All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.2, 2.3 or 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by Holder unless the withdrawal is based upon material adverse information concerning the Company of which Holder was not aware at the time of such request. If Holder is required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to Section 2.5(a), then Holder shall not forfeit their rights pursuant to Section 2.2 or Section 2.4 to a demand registration.

           2.6 Registration Procedures . Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                     2.6.1 Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities or such amendments and post effective amendments to an existing Registration Statement and use its best efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective for up to 90 days; provided, however, that no Registration Statement shall be required to remain in effect after all Registrable Securities covered by such Registration Statement have been sold and distributed as contemplated by such Registration Statement.

                     2.6.2 Prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                     2.6.3 Furnish to Holder, without charge, at least one manually signed or "Edgarized" copy and as many conformed copies as may reasonable be requested, of the then effective Registration Statement and any post-effective amendment thereto, and one copy of all financial statements and schedules, all documents incorporated therein by reference and all exhibits thereto (including those incorporated by reference).

                     2.6.4 Deliver to each selling Holder, without charge, as many copies of the then effective Prospectus (including each Prospectus subject to completion) and any amendments or supplements thereto as such Holder may reasonably request.

                     2.6.5 Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                     2.6.6 In the event of an Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

                     2.6.7 Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                     2.6.8 Cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                     2.6.9 Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such legislation and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

           2.7 Termination of Registration Rights . All registration rights granted under this Article II shall terminate and be of no further force and effect seven (7) years after the date following the Company's Initial Offering.

           2.8 Delay of Registration . Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article II.

           2.9       Indemnification.

                     2.9.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder of Registrable Securities, any their respective officers and directors, if any, and each Person who controls such Holder within



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the  meaning  of the  Securities  Act,  against  all  losses,  claims,  damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, any Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by any Holder or any underwriter expressly for use therein; provided that the Company will not be liable pursuant to this Section 2.9.1 if such losses, claims, damages, liabilities or expenses have been caused by the failure of any selling Holder to deliver a copy of the Registration Statement or Prospectus, or any amendments or supplements thereto, after the Company has furnished such copies to such Holder.

                     2.9.2 Indemnification by Holders of Registrable Securities. In connection with any Registration Statement covering Registrable Securities of any Holder, such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, the Company, its officers, directors, stockholders, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, the Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion therein. If the offering to which the Registration Statement relates is an Underwritten Offering, each Holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by such Holder of the Company.

                     2.9.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in, but not control, the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person, unless (A) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably, satisfactory to the indemnified party in a timely manner, or (B) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing, that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of any such claim as to which such conflict of interest may exist). The indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnified party will be required to consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, as well as one local counsel in each relevant jurisdiction.

                     2.9.4 Contribution. If for any reason the indemnification provided for in Section 2.9.1 or 2.9.2 hereof is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Sections 2.9.1 and
2.9.2 hereof, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

           2.10 Assignment of Registration Rights . The rights to cause the Company to register Registrable Securities pursuant to this Article II may be assigned by Holder to a transferee or assignee of Registrable Securities; provided, however, that no such transferee or assignee shall be entitled to registration rights under Sections 2.2, 2.3 or 2.4 hereof unless it acquires at least 10% of such transferring Holder's shares of Registrable Securities (as adjusted for stock splits and combinations) and the Company shall, within 20 days after such transfer, be furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Notwithstanding the foregoing, rights to cause the Company to register securities may be assigned to any subsidiary, parent, general partner, limited partner or other affiliate of Holder.

           2.11 Amendment of Registration Rights . Any provision of this Article II may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holders of at least 60% of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Article II, Holder hereby agrees to be bound by the provisions hereunder.

           2.12 Limitation on Subsequent Registration Rights . After the date of this Agreement, the Company shall not, without the prior written consent of Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would permit such holder to require that the Company register any securities held by such holder.

           2.13      Suspension of Sales under Certain Circumstances.

                     2.13.1    Upon  receipt of any notice from the Company that
dispositions under the then current Prospectus must be discontinued and suspended, Holder will forthwith discontinue and suspend disposition of Registrable Securities pursuant to such Prospectus until (i)Holders is advised in writing by the Company that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act, or (ii) Holder receives copies of a supplemented or amended Prospectus contemplated by
Section 4(a) hereof, or (iii) Holder is advised in writing by the Company that the use of the Prospectus may be resumed.

                     2.13.2 If at any time following the date hereof any of the Company's shares of Common Stock are to be sold pursuant to an Underwritten Offering, then for the period commencing 45 days prior to, and expiring 180 days after, the effective date of such Underwritten Offering, Holder will not effect any public sale or distribution of any Registrable Securities or any other shares of Common Stock of the Company then owned by Holder, other than pursuant to such Underwritten Offering (if any Registrable Securities are included in such Underwritten Offering).

           2.14 Information by Holder. Each Holder of Registrable Securities shall furnish the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

           2.15 Current Public Information . The Company agrees that it will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if it ceases to be required to file such reports, it will, upon the request of Holders owning a majority of the Registrable Securities (excluding any Registrable Securities that have previously been sold pursuant to a Registration Statement hereunder or Rule 144 under the Securities Act), make publicly available other information), and it will take such further action as may reasonably be required, in each case to the extent required from time to time to enable Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the applicable exemptions provided by
(x) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (y) any similar regulation hereinafter adopted by the SEC.

           2.16 No Inconsistent Agreements . The Company has not previously entered into and shall not in the future enter into any agreement, arrangement or understanding with respect to its securities which is inconsistent with the rights granted to Holders in this Agreement.


     III. COVENANTS OF THE COMPANY.

           3.1       Basic Financial Information and Reporting .

                     3.1.1 The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                     3.1.2 As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, the Company will furnish the Investor a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and unqualified opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors, together with a copy of the auditor's letter to management.

                     3.1.3 The Company will furnish the Investor (i) at least 30 days prior to the beginning of each fiscal year an annual budget including a projected income statement, cash flow statement and balance sheet, and operating plans for such fiscal year, together with a brief qualitative description of the Company's plan by the Chief Executive Officer in support of such budget; and
(ii) within 20 business days after the end of each month, an unaudited balance sheet and statements of income and cash flows for such month and year-to-date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made, but such statement shall set forth applicable budget figures and variances from budget, and such statement shall be accompanied by a brief written report of the Chief Executive Officer with respect to operations, problems and achievements during the prior period and setting forth goals for the ensuing month or months as appropriate.

                     3.1.4 Within 20 days after the discovery by the Company of any default or breach by the Company of any of the terms of this Agreement or the Stock Purchase Agreement or of a material adverse event affecting the operations or finances of the Company, the Company shall provide to the Investor a statement outlining such default or event and management's proposed response.

                     3.1.5 The Company will furnish the Investor promptly after transmission or filing, and in any event within 10 days thereafter, any reports, including communications with stockholders or the financial community, filed by the Company or its officers or directors with the Securities and Exchange Commission. 3.2 Inspection Rights . The Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

           3.3 Confidentiality of Records . The Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as the Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that the Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of the Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

           3.5 Expense Reimbursement . The Company shall pay the directors $2,500 per month together with a reimbursement for reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board of Directors and any committee thereof.

           3.6 Termination of Covenants . All covenants of the Company contained in Article III of this Agreement shall expire and terminate as to the Investor after the time of effectiveness of the Company's Initial Offering.

     IV. LIMITATIONS ON ISSUANCES, RIGHTS OF FIRST REFUSAL.

           4.1 Subsequent Offerings . Without the unanimous approval of the Board of Directors, the Company shall not propose to sell or issue after the date of this Agreement any Equity Securities which shall cause the Investor to own less than 20% of all of the issued and outstanding Equity Securities of the Company, other than the Equity Securities excluded by Section 4.6 hereof. If the Board of Directors unanimously approves such an issuance, the Investor shall have a right of first refusal to purchase its pro rata share of all or any portion of such Equity Securities, other than the Equity Securities excluded by
Section 4.6 hereof. The Investor's pro rata share is equal to the ratio of the number of shares of Registrable Securities which the Investor has purchased pursuant to the Stock Purchase Agreement, to the total number of shares of the Company's Registrable Securities purchased by the Investor pursuant to the Purchase Agreement.

           4.2 Exercise of Rights . If the Company proposes to issue any Equity Securities, it shall give the Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. The Investor shall have 15 business days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to the Investor if the Investor would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

           4.3 Issuance of Equity Securities to Other Persons . If the Investor elects not to purchase its pro rata share of the Equity Securities, then the Company shall have 60 days thereafter to sell the Equity Securities in respect of which the Investor's rights were not exercised, at a price and upon terms and conditions no more favorable to the Investor thereof than specified in the Company's notice to the Investor pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within such 60 days, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investor in the manner provided above.

           4.4 Termination of Rights of First Refusal . The rights of first refusal established by this Article IV shall terminate upon the closing of the Company's Initial Offering.

           4.5 Transfer of Rights of First Refusal . The rights of first refusal of the Investor under this Article IV may be transferred to any constituent partner or affiliate of the Investor, to any successor in interest to all or substantially all the assets of the Investor, or to a transferee who acquires at least 10% of the Investor's shares of Registrable Securities.

           4.6 Excluded Securities . The rights of first refusal established by this Article IV shall have no application to any of the following Equity
Securities:

                     4.6.1 shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors, up to an aggregate amount equal to 10% of the of all of the issued and outstanding Equity Securities of the Company;

                     4.6.2 stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement, and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the rights of first refusal established by this Article IV applied with respect to the initial sale or grant by the Company of such rights or agreements;

                     4.6.3 any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

                     4.6.4 any Equity Securities that are issued by the Company as part of an Initial Offering; or

                     4.6.5 shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

     V. MISCELLANEOUS.

           5.1 Governing Law . This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Arizona without reference to principles of conflict of laws. The parties to this Agreement hereby consent to the jurisdiction in personam of the Superior Court of the State of Arizona, in and for the County of Maricopa or of the United States District Court for the District of Arizona, in any legal proceeding to enforce any obligations under this Agreement, and agree that venue in Maricopa County is not inconvenient.

           5.2 Survival . The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

           5.3 Successors and Assigns . Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

           5.4 Separability . In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           5.5       Amendment and Waiver .

                     5.5.1   Except  as   otherwise   expressly  provided,  this
Agreement may be amended or modified only upon the written consent of the Company and the holders of more than a majority of the Registrable Securities.

                     5.5.2 Except as otherwise expressly provided, the obligations of the Company and the rights of Holder under this Agreement may be waived only with the written consent of the holders of more than a majority of the Registrable Securities.

           5.6 Delays or Omissions . It is agreed that no delay or omission to exercise any right. power, or remedy accruing to Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on Holder's part of any breach, default or noncompliance under the Agreement or any waiver on Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holder, shall be cumulative and not alternative.

           5.7 Notices . All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, confirmed facsimile with copy by first-class mail, or air-courier guaranteeing overnight delivery:

           (a) If to a Holder of Registrable Securities, at the most current address for such Holder, as it appears on the books of the Company; and

           (b) If to the Company: OneSource Technologies, Inc., 2329 West Mescal, Suite 304, Phoenix, Arizona 85029, Attention: Chief Executive Officer; fax (602) 216-9611, or at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section 5.7.

          All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery or facsimile, on the date of such delivery, (ii) in the case of overnight courier, on the Business Day after the date when sent, and (iii) in the case of mailing, on the fifth Business Day following such mailing.

           5.8 Attorneys' Fees . In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

           5.9 Titles and Subtitles . The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           5.10 Construction . The Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. All terms used in one number or gender shall be construed to include any other number or gender as the context may require. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

           5.11 Entire Agreement . This Agreement, together with any other documents and certificates delivered hereunder and the Stock Purchase Agreement, state the entire agreement of the Company and the Investor with respect to the subject matter hereof, merge all prior negotiations, agreements and understandings, if any, and state in full all representations, warranties and agreements which have induced this Agreement.

           5.12 Counterparts . This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.







                 [Remainder of page intentionally left blank.]

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.


COMPANY:

ONESOURCE TECHNOLOGIES, INC.
a Delaware corporation



By: /s/ Jerry Washburn
--------------------------------------
Jerry Washburn
President and Chief Executive Officer




INVESTOR:


BLACKWATER CAPITAL PARTNERS II, L.P.
  a Delaware Limited Partnership


By:  Blackwater Capital Group II, L.L.C.
           a Delaware limited liability company
Its:  General Partner


By: /s/ Steven R.  Green
----------------------------------------
Steven R. Green
Managing Member